TEMPLETON GROWTH
AND INCOME FUND

YOUR FUND'S OBJECTIVE:

The Templeton Growth and Income Fund seeks high total return through a flexible policy of investing in equity and debt securities of domestic and foreign companies.

March 31, 1997
Dear Shareholder:

We are pleased to bring you this annual report of the Templeton Growth and Income Fund, which covers the 12 months ended March 31, 1997.

Moderate economic growth, combined with low inflation and stable interest rates, contributed to the strong performance of U.S. equities during most of the reporting period. However, near the close of the period, on March 25, 1997, the Federal Reserve Board increased the federal funds rate, prompting a series of market downturns. Although Europe struggled to generate economic growth under constraints imposed by the Maastricht Treaty, European exporters reaped the benefits of a strong U.S. dollar and share prices rose in many of the continent's stock markets. Conversely, in Asia, where the currencies of many emerging-market countries were tied to the U.S. dollar, its strength compounded problems faced by local companies already suffering from high labor costs and sluggish overseas markets.

Within this environment, the Fund's Class I shares provided a one-year cumulative total return of 16.19%, as shown in the Performance Summary on page 7, significantly outperforming the unmanaged Morgan Stanley Capital International(R) (MSCI) World Index, which delivered a total return of 9.85% for the same period. The Fund's performance was helped by its small position in Japan, its high exposure to the U.S. financial sector (where share price appreciation was exceptionally strong), and the rising value of many of its holdings in emerging markets, particularly Latin America and Eastern Europe.

TEMPLETON GROWTH AND INCOME FUND
CLASS I
Total Return Index Comparison
One-Year Performance (3/31/96 - 3/31/97)(1,2)

[BAR GRAPH]

Templeton Growth &
  Income Fund                     16.19%
MSCI World Index                   9.85%

1. FUND PERFORMANCE DOES NOT INCLUDE THE INITIAL SALES CHARGE AND REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT DURING THE PERIOD SHOWN. IF THE SALES CHARGE HAD BEEN INCLUDED, THE FUND'S TOTAL RETURN WOULD HAVE BEEN 9.55%. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AT NET ASSET VALUE. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

2. INDEX IS UNMANAGED AND INCLUDES REINVESTED DIVIDENDS.

TEMPLETON GROWTH AND INCOME FUND

Asset Allocation on 3/31/97
Based on Total Net Assets

[PIE CHART]

Equity                             63.0%
Fixed-Income Securities             1.1%
Short-Term Obligations &
  Other Net Assets                 35.9%

On March 31, 1997, Europe was our largest geographic exposure. During the fiscal year, corporate restructuring helped generate stronger-than-expected profits for many European companies. While some are restructuring more quickly than others, we believe that the positive underlying trend towards improving shareholder value has grown increasingly clear. However, since not all firms are participating in the process, it is especially important to use an investment approach based on selection of stocks we consider undervalued. Among the companies which restructured and, in our opinion, offered attractive value were: BICC Group, a U.K cable company; Alcatel Alsthom SA, a French industrial firm; and Volvo AB, a Swedish automobile manufacturer.

During the year under review, we increased our U.S. exposure, from 17.7% to 19.3% of total net assets. We initiated positions in Archer-Daniels Midland Co. and IBP Inc., two agricultural companies that we believe have growth potential, and Summit Properties Inc., a real estate investment trust which has had a sizable dividend yield. We also realized profits by eliminating our holdings of Chase Manhattan Corp. when its shares reached our target prices.

TEMPLETON GROWTH AND INCOME FUND

Geographic Distribution on 3/31/97
Based on Total Net Assets

[PIE CHART]

European Stocks                         27.4%
United States Stocks                    19.3%
Asian Stocks                             8.1%
Latin American Stocks                    5.9%
Australian Stocks                        1.4%
Middle Eastern Stocks                    0.5%
Canadian Stocks                          0.4%
Fixed-Income Securities                  1.1%
Short-Term Obligations &
  Other Net Assets                      35.9%



     TEMPLETON GROWTH AND INCOME FUND
     Top 10 Industries on 3/31/97
     Based on Total Net Assets
                                                                        % OF TOTAL
     INDUSTRY                                                           NET ASSETS
     Telecommunications                                                    6.2%

     Insurance                                                             6.2%

     Utilities - Electrical & Gas                                          5.3%

     Banking                                                               4.9%

     Health & Personal Care                                                4.7%

     Forest Products & Paper                                               4.0%

     Electrical & Electronics                                              3.8%

     Real Estate                                                           2.9%

     Data Processing & Reproduction                                        2.7%

     Industrial Components                                                 2.6%

At the end of the reporting period, our largest Asian exposure was Hong Kong. During most of 1996, many stock prices there, especially those of many real estate companies, rose rapidly. Taking advantage of this, we sold our shares of Hysan Development Co. Ltd. at a profit. However, price declines in early 1997 gave us an opportunity to purchase shares of Hong Kong Electric Holdings Ltd. and add to our holdings of China Light and Power Co. Ltd. In our opinion, both utility companies may provide good income, while offering long-term potential.

The disappointing performance of equity markets in Singapore and Japan also provided an opportunity to discover stocks we considered undervalued. We invested in Singapore Finance Ltd., one of the largest financial companies in the country, and purchased shares of Hitachi Ltd., one of the few Japanese companies that was selling near or below its book value. In general, however, it was difficult to find stocks we view undervalued in Japan, and our Japanese exposure was only 0.8% of total net assets on March 31, 1997.

In Latin America, many equity markets rose, helped by improved economic conditions and renewed interest from foreign investors. The telecommunications industry generally performed well, increasing the value of our holdings of Telefonos de Mexico SA and Telefonica de Argentina SA. During the period, we initiated a position in Telebras-Telecomunicacoes Brasileiras SA (Telebras) and Cpt-Telefonica del Peru SA. In our opinion, demand for telecommunications services in the region is likely to continue to increase, and if deregulation of Brazil's telephone industry continues, Telebras could be in a position to benefit.

     TEMPLETON GROWTH AND INCOME FUND
     Top 10 Holdings on 3/31/97
     Based on Total Net Assets
                                                                        % OF TOTAL
     COMPANY, INDUSTRY, COUNTRY                                         NET ASSETS

     Thames Water Group PLC
     Utilities - Electrical & Gas, United Kingdom                            1.8%

     Gedeon Richter Ltd.
     Health & Personal Care, Hungary                                         1.8%

     HIH Winterthur International Holdings Ltd.
     Insurance, Austria                                                      1.4%

     Merita Ltd., A
     Banking, Finland                                                        1.4%

     Telebras-Telecomunicacoes Brasileiras SA
     Telecommunications, Brazil                                              1.3%

     Anglian Group PLC
     Building Materials &
     Components, United Kingdom                                              1.3%

     Mosenergo
     Utilities - Electric & Gas, Russia                                      1.2%

     Pharmacia & Upjohn Inc.
     Health & Personal Care, U.S.                                            1.2%

     MOL Magyar Olay-Es Gazipari RT
     Energy Sources, Hungary                                                 1.2%

     Government of New Zealand, 10.00%, 7/15/97
     Government Bond, New Zealand                                            1.1%

FOR A COMPLETE LIST OF PORTFOLIO HOLDINGS, PLEASE SEE PAGE 13 OF THIS REPORT.

Looking forward, we are optimistic about long-term global investing opportunities. In our opinion, the Fund's portfolio is well-positioned in a diverse group of securities, which we believe have the potential to increase in value over the long term if the global economy continues to grow.

This discussion reflects the strategies we employed for the Fund during the 12 months under review, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, and our evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the Fund.

Of course, investing in foreign securities involves special risks, such as market and currency volatility and adverse economic, social and political developments in the countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to risks associated with the relatively small size and lesser liquidity of these markets. For example, Russia's system of share registration and custody creates certain risks of loss not normally associated with other markets. These risks and other considerations are discussed in the Fund's prospectus.

We appreciate your participation in the Templeton Growth and Income Fund, and welcome any comments or suggestions you may have.

Sincerely,




/s/ Mark Holowesko
Mark Holowesko, CFA
President
Templeton Global Investment Trust



/s/ Richard Sean Farrington
Richard Sean Farrington, CFA
Portfolio Manager
Templeton Growth and Income Fund

CELEBRATING 50 YEARS

This year marks 50 years of business for Franklin Templeton. Over these years, we have experienced profound changes in technology, regulations and customer expectations within the mutual fund industry. As one of the largest mutual fund families, we're proud to be an innovative industry leader, providing people like you with an opportunity to invest in companies and governments around the globe.

In addition, we want to stress that all securities markets move both up and down. Mixed in with the good years can be some bad years. Accordingly, mutual fund share prices also move up and down. Every investor should expect such fluctuations, which can be wide. When markets are going down, as well as up, we encourage investors to maintain a long-term perspective. We thank you for your past support and look forward to serving your investment needs in the years ahead.

PERFORMANCE SUMMARY
CLASS I

The Templeton Growth and Income Fund Class I shares provided a cumulative total return of 16.19% for the one-year period ended March 31, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividend and capital gains, and does not include the initial sales charge. We always maintain a long-term perspective when managing the Fund, and encourage shareholders to view their investments in a similar manner.

The price of the Fund's shares, as measured by net asset value, increased $1.56, from $11.39 on March 31, 1996, to $12.95 on March 31, 1997. During this time, Class I shares paid distributions of 22 cents ($0.22) per share in dividend income and 4.5 cents ($0.045) per share in long-term capital gains. Of course past performance is not predictive of future results. Distributions will vary depending on income earned by the Fund, and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses.

The graph on the following page compares the performance of the Fund's Class I shares since inception with the unmanaged Morgan Stanley Capital International
(MSCI) World Index, which includes approximately 1,500 companies representing the stock markets of 22 countries including the U.S., Canada, the United Kingdom, and Japan. It also shows the Fund's performance against the Consumer Price Index (CPI), a commonly used measure of inflation. Please remember that the Fund's performance differs from that of an index because an index is not managed according to any investment strategy, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no sales charges or management expenses. Of course, one cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

UNDER SECTION 854(b)(2) OF THE INTERNAL REVENUE CODE, THE TEMPLETON GROWTH AND INCOME FUND HAS DESIGNATED 21.29% OF ORDINARY INCOME DIVIDENDS PAID (INCLUDING SHORT-TERM CAPITAL GAIN DISTRIBUTIONS) DURING THE FISCAL YEAR, AS INCOME QUALIFYING FOR THE DIVIDENDS RECEIVED DEDUCTION (DRD).

TEMPLETON GROWTH AND INCOME FUND
CLASS I
Total Return Index Comparison
$10,000 Investment (3/14/94 - 3/31/97)

                        [LINE GRAPH-PLOT POINTS TO COME]

Templeton Growth and Income Fund Class I(1)...........  $13,207

MSCI World Index(2)...................................  $14,204

CPI(3)................................................  $10,914

1. INCLUDES ALL SALES CHARGES AND REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIOD SHOWN, ASSUMING REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AT NET ASSET VALUE. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

2. INDEX IS UNMANAGED AND INCLUDES REINVESTED DIVIDENDS.

3. SOURCE:  U.S. BUREAU OF LABOR STATISTICS.

TEMPLETON GROWTH AND INCOME FUND
CLASS I
Periods Ended March 31, 1997

                                                                      Since
                                                                    Inception
                                                       One-Year     (3/14/94)
Cumulative Total Return(1)                              16.19%        40.12%
Average Annual Total Return(2)                           9.55%         9.56%
Value of $10,000 Investment(3)                        $10,955       $13,207

1. CUMULATIVE TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE INDICATED PERIODS AND DOES NOT INCLUDE THE INITIAL SALES CHARGE.

2. AVERAGE ANNUAL TOTAL RETURN REPRESENTS THE AVERAGE ANNUAL CHANGE IN VALUE OF AN INVESTMENT OVER THE INDICATED PERIODS AND INCLUDES THE MAXIMUM 5.75% INITIAL SALES CHARGE.

3. THESE FIGURES REPRESENT THE VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN THE FUND OVER THE INDICATED PERIODS AND INCLUDE THE MAXIMUM 5.75% INITIAL SALES CHARGE.

ALL CALCULATIONS ASSUME REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AT NET ASSET VALUE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, CURRENCIES AND THE ECONOMIC, SOCIAL AND POLITICAL CLIMATES OF COUNTRIES WHERE INVESTMENTS ARE MADE. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THE RELATIVELY SMALL SIZE AND LESSER LIQUIDITY OF THESE MARKETS. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

THE FUND'S INVESTMENT MANAGER AND FUND ADMINISTRATOR HAVE AGREED IN ADVANCE TO REDUCE A PORTION OF THEIR RESPECTIVE FEES AND, IN THE CASE OF THE FUND ADMINISTRATOR, TO MAKE CERTAIN PAYMENTS TO REDUCE EXPENSES, WHICH INCREASES TOTAL RETURN TO SHAREHOLDERS. IF THEY HAD NOT TAKEN THIS ACTION, THE TOTAL RETURNS FOR CLASS I SHARES WOULD HAVE BEEN LOWER. AFTER AUGUST 1, 1997, THE FEE REDUCTION AND EXPENSE REIMBURSEMENTS MAY BE DISCONTINUED AT ANY TIME UPON NOTICE TO THE FUND'S BOARD OF TRUSTEES.

PERFORMANCE SUMMARY
CLASS II

The Templeton Growth and Income Fund Class II shares provided a cumulative total return of 15.35% for the one-year period ended March 31, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividend and capital gains, and does not include sales charges. We always maintain a long-term perspective when managing the Fund, and we encourage shareholders to view their investments in a similar manner.

The price of the Fund's shares, as measured by net asset value, increased $1.51, from $11.33 on March 31, 1996, to $12.84 on March 31, 1997. During this time, Class II shares paid distributions of 16.95 cents ($0.1695) per share in dividend income and 4.5 cents (0.045) per share in long-term capital gains. Of course, past performance is not predictive of future results. Distributions will vary depending on income earned by the Fund, and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses.

The graph on the following page compares the performance of the Fund's Class II shares since inception with the unmanaged Morgan Stanley Capital International
(MSCI) World Index, which includes approximately 1,500 companies representing the stock markets of 22 countries including the U.S., Canada, the United Kingdom, and Japan. It also shows the Fund's performance against the Consumer Price Index (CPI), a commonly used measure of inflation. Please remember that the Fund's performance differs from that of an index because an index is not managed according to any investment strategy, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no sales charges or management expenses. Of course, one cannot invest directly in an index, and an index is not representative of the Fund's portfolio.


UNDER SECTION 854(b)(2) OF THE INTERNAL REVENUE CODE, THE TEMPLETON GROWTH AND INCOME FUND HAS DESIGNATED 21.29% OF ORDINARY INCOME DIVIDENDS PAID (INCLUDING SHORT-TERM CAPITAL GAIN DISTRIBUTIONS) DURING THE FISCAL YEAR, AS INCOME QUALIFYING FOR THE DIVIDENDS RECEIVED DEDUCTION (DRD).

TEMPLETON GROWTH AND INCOME FUND
CLASS II
Total Return Index Comparison
$10,000 Investment (5/1/95 - 3/31/97)

                        [LINE GRAPH-PLOT POINTS TO COME]

Templeton Growth and Income Fund Class II(1)..................  $13,305

MSCI World Index(2)...........................................  $12,799

CPI(3)........................................................  $10,544

1. INCLUDES ALL SALES CHARGES AND REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIOD SHOWN, ASSUMING REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AT NET ASSET VALUE. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

2. INDEX IS UNMANAGED AND INCLUDES REINVESTED DIVIDENDS.

3. SOURCE:  U.S. BUREAU OF LABOR STATISTICS.

TEMPLETON GROWTH AND INCOME FUND
CLASS II
Periods Ended March 31, 1997

                                                                        Since
                                                                      Inception
                                                       One-Year        (5/1/95)
Cumulative Total Return(1)                              15.35%           34.39%
Average Annual Total Return(2)                          13.25%           16.06%
Value of $10,000 Investment(3)                        $11,325          $13,305

1. CUMULATIVE TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE INDICATED PERIODS AND DOES NOT INCLUDE SALES CHARGES.

2. AVERAGE ANNUAL TOTAL RETURN REPRESENTS THE AVERAGE ANNUAL CHANGE IN VALUE OF AN INVESTMENT OVER THE INDICATED PERIODS. THIS FIGURE INCLUDES THE DEDUCTION OF THE 1.0% INITIAL SALES CHARGE AND THE 1.0% CONTINGENT DEFERRED SALES CHARGE, APPLICABLE TO SHARES REDEEMED WITHIN THE FIRST 18 MONTHS OF INVESTMENT.

3. THESE FIGURES REPRESENT THE VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN THE FUND OVER THE INDICATED PERIODS AND INCLUDE ALL SALES CHARGES.

ALL CALCULATIONS ASSUME REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AT NET ASSET VALUE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, CURRENCIES AND THE ECONOMIC, SOCIAL AND POLITICAL CLIMATES OF COUNTRIES WHERE INVESTMENTS ARE MADE. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THE RELATIVELY SMALL SIZE AND LESSER LIQUIDITY OF THESE MARKETS. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

THE FUND'S INVESTMENT MANAGER AND FUND ADMINISTRATOR HAVE AGREED IN ADVANCE TO REDUCE A PORTION OF THEIR RESPECTIVE FEES AND, IN THE CASE OF THE FUND ADMINISTRATOR, TO MAKE CERTAIN PAYMENTS TO REDUCE EXPENSES, WHICH INCREASES TOTAL RETURN TO SHAREHOLDERS. IF THEY HAD NOT TAKEN THIS ACTION, THE TOTAL RETURNS FOR CLASS II SHARES WOULD HAVE BEEN LOWER. AFTER AUGUST 1, 1997, THE FEE REDUCTION AND EXPENSE REIMBURSEMENTS MAY BE DISCONTINUED AT ANY TIME UPON NOTICE TO THE FUND'S BOARD OF TRUSTEES.

Many investors have asked us about the activities of Sir John Templeton, since his retirement from the funds. We asked Professor Robert Herrmann to update us on Sir John's current activities and his comments follow.

THE NEW CAREER OF
SIR JOHN TEMPLETON

[PHOTO OF SIR JOHN TEMPLETON]

BY PROFESSOR
ROBERT HERRMANN

In 1992, Sir John Templeton retired after a 50-year career of helping investors manage their money. Currently, he devotes all of his time and efforts to the John Templeton Foundation. A major portion of his assets remain invested in Templeton funds, managed by many of the investment professionals he selected and trained. For sentimental reasons, he allows his name to be associated with the funds, although he knows no more about their management and holdings than any other investor.

Sir John Templeton established the Templeton Foundation in 1987, to foster the acquisition of spiritual information through scientific research. Working with scientists, theologians and others, he strives toward a new science that uses empirical and statistical scientific methods to discover and test spiritual knowledge. A crucial ingredient in his research is what Sir John calls "humility theology," an attitude of humility toward the Creator, combined with receptiveness to the theological significance of current scientific discoveries.

Universal spiritual laws, or "laws of life," are among the areas of investigation. In his recent book, Worldwide Laws of Life, Sir John compiles 200 laws and proverbs from nearly all religions, and deeply embedded in human history. For example, the Golden Rule taught by Jesus in the Sermon on the Mount, states "Do unto others as you would have others do unto you," and is affirmed by all major religions as an acceptable, universal law of life. Other books which Sir John has authored or co-authored during the past few years include: The Humble Approach, Is God the Only Reality, Evidence of Purpose, Who's Who in Theology and Science and The God Who Would Be Known.

With an annual budget of more than $30 million, the Templeton Foundation sponsors 60 programs focusing on spiritual progress and the benefits of freedom.

Sir John's first sizable investment in the programs was the Templeton Prize for Progress in Religion. A panel of nine judges gives the annual award which now exceeds $1.2 million to individuals who have shown extraordinary originality in furthering the world's understanding of God or spirituality.

Recipients of the prize include Professor Paul Davies, author of The Mind of God; the Right Honorable Lord Jacobovits, former Chief Rabbi of Great Britain and The Commonwealth; the Reverend Dr. Billy Graham, world-renowned preacher and presidential inauguration speaker; Mr. Nikkyo Nimano, founder of the World Conference on Religion and Peace; and Sir Sarepalli Radhakrishnan, former President of India, and Oxford professor of Eastern Religions and Ethics.

To encourage young people's and their parents' appreciation of spiritual laws of life, Sir John established an essay contest for teenagers in his home county of Franklin, Tennessee. Students submit essays about the spiritual life principles they plan to follow, and prizes are offered semiannually. In 1996, more than 800 youth participated. Twenty-six similar programs have been launched in various locations, with the support of generous local donors.

The Foundation also sponsors a worldwide program that awards college-level faculty who teach courses integrating science and religion. During the program's first two years, more than 200 courses were created. The Foundation maintains an extensive program of research and education on the health benefits of spirituality, including prizes for medical schools providing courses on spirituality in medicine. Lastly, the Foundation publishes a newsletter with over 2,000 subscribers. Free subscriptions are available to Templeton shareholders by writing to the Foundation.

To contact Sir John Templeton or receive the free newsletter subscription, please write to:

The John Templeton Foundation
2 Radnor Corporate Center #320
100 Matsonford Road
Radnor, PA 19087

TEMPLETON GROWTH AND INCOME FUND
Financial Highlights

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE -- CLASS I
(For a share outstanding throughout the period)

                                                                                                         MARCH 14, 1994
                                                                            YEAR ENDED MARCH 31           (COMMENCEMENT
                                                                       ----------------------------     OF OPERATIONS) TO
                                                                        1997       1996       1995       MARCH 31, 1994
                                                                       -------    -------    -------    ----------------
Net asset value, beginning of period                                   $ 11.39    $ 10.05    $ 10.01         $ 10.00
                                                                       -------    -------     ------         -------
Income from investment operations:
   Net investment income                                                   .22        .29        .16            .009
   Net realized and unrealized gain (loss)                                1.60       1.54       (.02)           .001
                                                                       -------    -------     ------         -------
Total from investment operations                                          1.82       1.83        .14             .01
                                                                       -------    -------     ------         -------
Distributions:
   Dividends from net investment income                                   (.22)      (.29)      (.10)             --
   Distributions from net realized gains                                  (.04)      (.20)        --              --
                                                                       -------    -------     ------         -------
Total distributions                                                       (.26)      (.49)      (.10)             --
                                                                       -------    -------     ------         -------
Change in net asset value                                                 1.56       1.34        .04             .01
                                                                       -------    -------     ------         -------
Net asset value, end of period                                         $ 12.95    $ 11.39    $ 10.05         $ 10.01
                                                                       =======    =======     ======         =======
TOTAL RETURN*                                                           16.19%     18.78%      1.43%            .10%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                                        $25,020    $11,732    $ 5,953         $   100
Ratio of expenses to average net assets                                  2.24%      2.71%      6.11%          32.15%**
Ratio of expenses, net of reimbursement, to average net assets           1.25%      1.25%      1.25%           1.25%**
Ratio of net investment income to average net assets                     2.21%      2.98%      2.51%           1.89%**
Portfolio turnover rate                                                 20.72%     10.21%     19.33%              --
Average commission rate paid (per share)                               $ .0050    $ .0250

   * TOTAL RETURN DOES NOT REFLECT SALES COMMISSIONS. NOT ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR.
  ** ANNUALIZED.

TEMPLETON GROWTH AND INCOME FUND
Financial Highlights (cont.)

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE -- CLASS II
(For a share outstanding throughout the period)

                                                                                                      FOR THE PERIOD
                                                                                                       MAY 1, 1995+
                                                                                     YEAR ENDED           THROUGH
                                                                                   MARCH 31, 1997     MARCH 31, 1996
                                                                                   --------------    ----------------
Net asset value, beginning of period                                                  $  11.33           $   10.19
                                                                                        ------              ------
Income from investment operations:
   Net investment income                                                                   .21                 .22
   Net realized and unrealized gain                                                       1.52                1.41
                                                                                        ------              ------
Total from investment operations                                                          1.73                1.63
                                                                                        ------              ------
Distributions:
   Dividends from net investment income                                                   (.18)               (.29)
   Distributions from net realized gains                                                  (.04)               (.20)
                                                                                        ------              ------
Total distributions                                                                       (.22)               (.49)
                                                                                        ------              ------
Change in net asset value                                                                 1.51                1.14
                                                                                        ------              ------
Net asset value, end of period                                                        $  12.84           $   11.33
                                                                                        ======              ======
TOTAL RETURN*                                                                           15.35%              16.51%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                                                       $  6,017           $   2,205
Ratio of expenses to average net assets                                                  2.89%               3.31%**
Ratio of expenses, net of reimbursement, to average net assets                           1.90%               1.90%**
Ratio of net investment income to average net assets                                     1.51%               1.59%**
Portfolio turnover rate                                                                 20.72%              10.21%
Average commission rate paid (per share)                                              $  .0050           $   .0250

   * TOTAL RETURN DOES NOT REFLECT SALES COMMISSIONS OR THE CONTINGENT DEFERRED SALES CHARGE. NOT ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR.
  ** ANNUALIZED.
   + COMMENCEMENT OF SALES.

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON GROWTH AND INCOME FUND
Investment Portfolio, March 31, 1997

--------------------------------------------------------------------------------

         INDUSTRY                                  ISSUE                            COUNTRY      SHARES         VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCKS: 59.9%
---------------------------------------------------------------------------------------------------------------------
AEROSPACE & MILITARY
TECHNICAL SYSTEMS: 0.7%     General Motors Corp., H                                 U.S.      3,761          $   204,034
---------------------------------------------------------------------------------------------------------------------
APPLIANCES & HOUSEHOLD
DURABLES: 1.0%              Guangdong Kelon Electrical Hldgs Ltd., H, 144A          Chn.    350,000              313,924
---------------------------------------------------------------------------------------------------------------------
AUTOMOBILES: 1.6%
                            Ford Motor Co.                                          U.S.      6,000              188,250
                            Volvo AB, B                                             Swe.     11,276              302,251
                                                                                                             -----------
                                                                                                                 490,501
---------------------------------------------------------------------------------------------------------------------
BANKING: 4.9%
                            Banco Popular Espanol SA                                 Sp.      1,160              208,722
                            Banque Nationale de Paris                                Fr.      5,100              227,181
                            Merita Ltd., A                                          Fin.    123,100              428,989
                            National Westminster Bank PLC                           U.K.     25,300              285,712
                            PT Bank Bali, fgn.                                     Indo.     47,500              114,249
                        *   Singapore Finance Ltd., fgn.                           Sing.      5,000                7,719
                            Unidanmark AS, A                                        Den.      4,883              262,134
                                                                                                             -----------
                                                                                                               1,534,706
---------------------------------------------------------------------------------------------------------------------
BROADCASTING &
PUBLISHING: 0.3%            Oriental Press Group Limited                            H.K.    250,000              100,017
---------------------------------------------------------------------------------------------------------------------
BUILDING MATERIALS &
COMPONENTS: 1.5%            Anglian Group PLC                                       U.K.      98,500             394,551
                        *   Mirgor SA Comercial Industrial Financiera
                            Inmobiliari,
                            ADR, 144A                                               Arg.      34,520              90,615
                                                                                                             -----------
                                                                                                                 485,166
---------------------------------------------------------------------------------------------------------------------
CHEMICALS: 1.1%
                            Courtaulds PLC                                          U.K.      48,000             285,047
                            Shanghai Pechemical Co. Ltd., H                         Chn.     218,000              56,268
                                                                                                             -----------
                                                                                                                 341,315
---------------------------------------------------------------------------------------------------------------------
CONSTRUCTION & HOUSING:
1.0%                        Dragados y Construcciones SA                             Sp.      19,200             304,428
---------------------------------------------------------------------------------------------------------------------
DATA PROCESSING &
REPRODUCTION: 2.7%      *   Bay Networks Inc                                        U.S.      10,800             193,050
                            International Business Machines Corp.                   U.S.       1,852             254,419
                        *   Optical Data Systems Inc.                               U.S.      11,074             138,425
                        *   Quantum Corp.                                           U.S.       6,300             243,338
                                                                                                             -----------
                                                                                                                 829,232
---------------------------------------------------------------------------------------------------------------------

TEMPLETON GROWTH AND INCOME FUND
Investment Portfolio, March 31, 1997 (cont.)

--------------------------------------------------------------------------------

         INDUSTRY                                  ISSUE                            COUNTRY      SHARES         VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
---------------------------------------------------------------------------------------------------------------------
ELECTRICAL & ELECTRONICS:
3.8%                        ABB AB, B                                               Swe.       2,180       $   247,045
                            Alcatel Alsthom SA                                       Fr.       1,760           212,535
                            Hitachi Ltd.                                            Jpn.      28,000           249,050
                            Motorola Inc.                                           U.S.       5,031           303,747
                            Tadiran Ltd., ADR                                       Isr.       6,300           155,925
                                                                                                           -----------
                                                                                                             1,168,302
---------------------------------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS &
INSTRUMENTS: 0.4%           BICC                                                    U.K.      30,900           136,989
---------------------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT &
SERVICES: 0.9%              Sun Co. Inc.                                            U.S.      10,800           282,150
---------------------------------------------------------------------------------------------------------------------
ENERGY SOURCES: 1.9%
                            MOL Magyar Olay -- Es Gazipari RT, GDS 144A             Hun.      22,456           386,243
                            Valero Energy Corp.                                     U.S.       5,910           214,976
                                                                                                           -----------
                                                                                                               601,219
---------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES: 1.1%
                            Banca Fideuram Spa                                      Itl.      33,000            85,585
                            Dean Witter Discover & Co.                              U.S.       7,800           272,025
                                                                                                           -----------
                                                                                                               357,610
---------------------------------------------------------------------------------------------------------------------
FOOD & HOUSEHOLD PRODUCTS:
2.4%                        Archer Daniels Midland Co.                              U.S.      19,675           351,691
                            IBP Inc.                                                U.S.      11,200           275,800
                            Oshawa Group Ltd. (The)                                 Can.       7,800           115,514
                                                                                                           -----------
                                                                                                               743,005
---------------------------------------------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER:
4.0%                        Assidomaen AB                                           Swe.       9,600           254,779
                            Boise Cascade Corp.                                     U.S.       8,603           262,392
                            Georgia-Pacific Corp.                                   U.S.       4,800           348,000
                            Portucel Industrial Empresa Product Celulose,
                              ADR, 144A                                            Port.      18,900           123,263
                        *   Shorewood Packaging Corp.                               U.S.      13,400           249,575
                                                                                                           -----------
                                                                                                             1,238,009
---------------------------------------------------------------------------------------------------------------------
HEALTH & PERSONAL CARE:
4.7%                        China Pharmaceutical Enterprise & Investment
                              Corp. Ltd.                                            Chn.      56,000             9,684
                            China Pharmaceutical Enterprise & Inv. Corp.
                              Ltd., 144A                                            Chn.      60,000            10,376

TEMPLETON GROWTH AND INCOME FUND
Investment Portfolio, March 31, 1997 (cont.)

--------------------------------------------------------------------------------

         INDUSTRY                                  ISSUE                            COUNTRY      SHARES         VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
---------------------------------------------------------------------------------------------------------------------
HEALTH & PERSONAL CARE
(cont.)                     Gedeon Richter Ltd., GDR 144A                           Hun.          8,540    $   546,560
                            Medeva PLC                                              U.K.         43,300        219,029
                        *   Novartis A.G.                                          Swtz.             58         71,563
                        *   Nycomed ASA, A                                          Nor.         12,700        201,401
                            Pharmacia & Upjohn                                      U.S.         10,530        385,661
                                                                                                           -----------
                                                                                                             1,444,274
---------------------------------------------------------------------------------------------------------------------
INDUSTRIAL COMPONENTS:
2.6%                        Gencorp Inc.                                            U.S.         15,700        298,300
                            Madeco Manufacturera de Cobre SA, ADR                  Chil.         10,000        267,500
                            Walbro Corp.                                            U.S.         13,700        241,462
                                                                                                           -----------
                                                                                                               807,262
---------------------------------------------------------------------------------------------------------------------
INSURANCE: 6.2%
                            HIH Winterthur International Holdings Ltd.              Aus.        189,652        431,166
                            Reliastar Financial Corp.                               U.S.          5,193        307,036
                            Skandia Foersaekrings AB, free                          Swe.          9,820        309,483
                        *   Ste Centrale Du Groupe Des Asurances Nationales          Fr.         10,900        312,566
                            Torchmark Corp.                                         U.S.          2,209        122,323
                            UNUM Corp.                                              U.S.          2,119        154,687
                            Western National Corp.                                  U.S.         12,400        289,850
                                                                                                           -----------
                                                                                                             1,927,111
---------------------------------------------------------------------------------------------------------------------
MACHINERY & ENGINEERING:
0.9%                        IHC Caland NV                                          Neth.          5,100        272,479
---------------------------------------------------------------------------------------------------------------------
MERCHANDISING: 1.4%
                            Koninklijke Bijenkorf Beheer NV (KBB)                  Neth.          1,280         96,574
                            Lojas Americanas SA Ord BRL                            Braz.      1,819,000         22,839
                            Safeway PLC                                             U.K.         22,255        130,513
                            Tesco PLC                                               U.K.         29,446        169,294
                                                                                                           -----------
                                                                                                               419,220
---------------------------------------------------------------------------------------------------------------------
METALS & MINING: 1.1%
                            Pechiney SA, A                                           Fr.          8,075        328,638
---------------------------------------------------------------------------------------------------------------------
MULTI-INDUSTRY: 1.8%
                            Alfa SA de CV, A                                        Mex.         16,793         94,347
                            Alfa SA de CV, A 144A                                   Mex.         36,000        202,257
                            Cheung Kong Holdings Ltd.                               H.K.         28,000        246,622
                                                                                                           -----------
                                                                                                               543,226
---------------------------------------------------------------------------------------------------------------------

TEMPLETON GROWTH AND INCOME FUND
Investment Portfolio, March 31, 1997 (cont.)

--------------------------------------------------------------------------------

         INDUSTRY                                  ISSUE                            COUNTRY      SHARES         VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
---------------------------------------------------------------------------------------------------------------------
REAL ESTATE: 2.9%
                            Hang Lung Development Co. Ltd.                            H.K.         68,000    $   123,298
                            Hong Kong Land                                            H.K.         68,500        158,920
                            New World Development Co. Ltd.                            H.K.         34,784        187,641
                            PT Jaya Properties, fgn.                                 Indo.        100,000        154,102
                            Summit Properties Inc., REIT                              U.S.         13,200        267,300
                                                                                                             -----------
                                                                                                                 891,261
---------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS: 3.6%
                            British Telecommunications PLC                            U.K.         45,790        335,572
                            Cpt-Telefonica del Peru SA, ADR B                         Per.          6,630        147,518
                            Telecom Italia Spa, di Risp                               Itl.        163,000        347,753
                            Telefonica de Argentina SA, B, ADR                        Arg.          8,000        235,000
                            Telefonos de Mexico SA, L, ADR                            Mex.          1,520         58,520
                                                                                                             -----------
                                                                                                               1,124,363
---------------------------------------------------------------------------------------------------------------------
TRANSPORTATION: 0.1%
                            Stena Line AB, B free                                     Swe.          7,100         33,258
---------------------------------------------------------------------------------------------------------------------
UTILITIES ELECTRICAL &
GAS: 5.3%                   China Light & Power Co. Ltd.                              H.K.         68,000        299,250
                            Endesa-Empresa Nacional de Electricidad SA                 Sp.          2,200        142,177
                            Hong Kong Electric Holdings Ltd.                          H.K.         34,000        120,007
                        *   Mosenergo, ADR, 144A                                     Russ.         10,200        387,600
                            National Grid Holdings PLC                                U.K.          8,400         28,949
                            Texas Utilties Electric Co.                               U.S.          3,850        131,863
                            Thames Water Group PLC                                    U.K.         50,143        547,292
                                                                                                             -----------
                                                                                                               1,657,138
                                                                                                             -----------
TOTAL COMMON STOCKS:
(cost $15,382,273)                                                                                            18,578,837
---------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS: 3.1%
---------------------------------------------------------------------------------------------------------------------
                            Cia de Inversiones en Telecomunicaciones SA,
                            7.00%, cnv., pfd.                                         Arg.          4,148        242,658
                            Jardine Strategic Holdings Ltd., 7.50%, conv., pfd.       H.K.         78,000         90,870
                            Lojas Americanas SA, pfd.                                Braz.      3,017,000         40,445
                            Lojas Americanas SA, pfd., ADR                           Braz.            866         11,609
                            Philippine Long Distance Telephone Co., 7.00%,
                              cnv., pfd. Series 3                                    Phil.          3,140        172,700
                            Telebras-Telecomunicacoes Brasileiras SA, pfd., ADR      Braz.          3,900        399,263
                                                                                                             -----------
TOTAL PREFERRED STOCKS
(cost $779,827)                                                                                                  957,545
---------------------------------------------------------------------------------------------------------------------

TEMPLETON GROWTH AND INCOME FUND
Investment Portfolio, March 31, 1997 (cont.)

--------------------------------------------------------------------------------

                                                                                              PRINCIPAL IN
         INDUSTRY                                  ISSUE                          COUNTRY    LOCAL CURRENCY**    VALUE
---------------------------------------------------------------------------------------------------------------------
BOND: 1.1% (cost $341,908)
---------------------------------------------------------------------------------------------------------------------
                            Government of New Zealand, 10.00%, 7/15/97            N.Z.       510,000         $   356,674
---------------------------------------------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS:
36.2% (cost $11,234,246)
---------------------------------------------------------------------------------------------------------------------
                            U.S. Treasury Bills, 4.84% to 5.23% with
                              maturities to 6/19/97                               U.S.                        11,234,108
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS: 100.3%
  (cost $27,738,254)                                                                                          31,127,164
OTHER ASSETS, LESS
  LIABILITIES: (0.3%)                                                                                            (90,016)
                                                                                                             -----------
TOTAL NET ASSETS: 100.0%                                                                                     $31,037,148
                                                                                                             ===========

 * NON-INCOME PRODUCING.
** CURRENCY OF COUNTRIES INDICATED.

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON GROWTH AND INCOME FUND
Financial Statements

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
March 31, 1997

Assets:
   Investments in securities, at value
      (identified cost $27,738,254)           $31,127,164
   Cash                                               164
   Receivables:
      Fund shares sold                            300,039
      Dividends and interest                       44,408
      Fee reimbursement                            23,602
   Unamortized organization costs                  29,006
                                              -----------
         Total assets                          31,524,383
                                              -----------
Liabilities:
   Payables:
      Investment securities purchased             369,161
      Fund shares redeemed                          8,093
   Accrued expenses                               109,981
                                              -----------
         Total liabilities                        487,235
                                              -----------
Net assets, at value                          $31,037,148
                                              ===========
Net assets consist of:
   Undistributed net investment income        $   106,689
   Net unrealized appreciation                  3,388,910
   Accumulated net realized gain                  220,917
   Net capital paid in on shares of
      beneficial interest                      27,320,632
                                              -----------
Net assets, at value                          $31,037,148
                                              ===========
Class I
   Net asset value per share
      ($25,020,323 divided by 1,931,885
      shares outstanding)                     $     12.95
                                              ===========
   Maximum offering price
     ($12.95 divided by 94.25%)               $     13.74
                                              ===========
Class II
   Net asset value per share
      ($6,016,825 divided by 468,483 shares
      outstanding)                            $     12.84
                                              ===========
   Maximum offering price ($12.84
   divided by 99.00%)                         $     12.97
                                              ===========

STATEMENT OF OPERATIONS
for the year ended March 31, 1997

Investment income:
   (net of $28,593 foreign
   taxes withheld)
   Dividends                        $  372,524
   Interest                            354,507
                                    -----------
      Total income                               $  727,031
Expenses:
   Management fees (Note 3)            157,964
   Administrative fees (Note 3)         31,593
   Distribution fees (Note 3)
      Class I                           59,718
      Class II                          39,707
   Transfer agent fees (Note 3)         38,100
   Custodian fees                       17,450
   Reports to shareholders              44,950
   Audit fees                           15,000
   Legal fees                           19,500
   Registration and filing fees         54,500
   Trustees' fees and expenses           1,500
   Amortization of organization
     costs                              14,104
   Other                                 3,112
                                    -----------
      Total expenses                   497,198
   Less expenses reimbursed
     (Note 3)                         (208,754)
                                    -----------
      Total expenses less
        reimbursement                               288,444
                                                 ----------
         Net investment income                      438,587
Realized and unrealized gain
  (loss):
   Net realized gain (loss) on:
      Investments                      358,860
      Foreign currency
        transactions                   (15,419)
                                    -----------
                                       343,441
  Net unrealized appreciation on
    investments                      2,327,516
                                    -----------
    Net realized and
      unrealized gain                             2,670,957
                                                 ----------
Net increase in net assets
  resulting from operations                      $3,109,544
                                                 ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON GROWTH AND INCOME FUND
Financial Statements (cont.)

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended March 31, 1997 and 1996

                                                                                                1997           1996
                                                                                             -----------    -----------
Increase (decrease) in net assets:
   Operations:
      Net investment income                                                                  $   438,587    $   246,356
      Net realized gain (loss) on investment and foreign currency transactions                   343,441        (47,494)
      Net unrealized appreciation                                                              2,327,516      1,213,077
                                                                                             ------------   ------------
         Net increase in net assets resulting from operations                                  3,109,544      1,411,939
   Distributions to shareholders:
      From net investment income
         Class I                                                                                (316,069)      (208,786)
         Class II                                                                                (59,789)       (23,185)
      From net realized gain
         Class I                                                                                 (66,904)      (124,139)
         Class II                                                                                (16,728)          (399)
   Fund share transactions (Note 2):
      Class I                                                                                 11,132,253      4,802,908
      Class II                                                                                 3,317,674      2,125,470
                                                                                             ------------   ------------
            Net increase in net assets                                                        17,099,981      7,983,808
Net assets:
   Beginning of year                                                                          13,937,167      5,953,359
                                                                                             ------------   ------------
   End of year                                                                               $31,037,148    $13,937,167
                                                                                             ============   ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON GROWTH AND INCOME FUND
Notes to Financial Statements

--------------------------------------------------------------------------------
1. SUMMARY OF ACCOUNTING POLICIES

Templeton Growth and Income Fund (the Fund) is a separate diversified series of Templeton Global Investment Trust (the Trust), a Delaware business trust, which is an open-end management investment company registered under the Investment Company Act of 1940. The Fund seeks high total return through a flexible policy of investing primarily in equity and debt securities of domestic and foreign companies. The following summarizes the Fund's significant accounting policies.

A. SECURITIES VALUATIONS:

Securities listed or traded on a recognized national or foreign exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. Over-the-counter securities and listed securities for which no sale is reported are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by management and approved by the Board of Trustees.

B. FOREIGN CURRENCY TRANSACTIONS:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells foreign securities it customarily enters into a foreign exchange contract to minimize foreign exchange risk between the trade date and the settlement date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

C. INCOME TAXES:

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision has been made for income taxes.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, DISTRIBUTIONS, AND EXPENSES:

Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividend income on foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

E. UNAMORTIZED ORGANIZATION COSTS:

Organization costs are being amortized on a straight line basis over five years.

F. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

TEMPLETON GROWTH AND INCOME FUND
Notes to Financial Statements (cont.)

--------------------------------------------------------------------------------

2. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class I shares and Class II shares. Shares of each class are identical except for their initial sales load, a contingent deferred sales charge on Class II shares, distribution fees, and voting rights on matters affecting a single class. At March 31, 1997, there were an unlimited number of shares of beneficial interest authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                                                    CLASS I
                                                                 ----------------------------------------------
                                                                     YEAR ENDED                  YEAR ENDED
                                                                   MARCH 31, 1997              MARCH 31, 1996
                                                               ----------------------       ---------------------
                                                               SHARES        AMOUNT         SHARES       AMOUNT
                                                              --------     -----------     --------    ----------
           Shares sold                                        1,122,620    $13,843,589      618,177    $ 6,754,453
           Shares issued on reinvestment of distributions        28,601        346,726       29,106        300,763
           Shares redeemed                                     (249,794)    (3,058,062)    (208,997)    (2,252,308)
                                                              ---------    -----------     --------    -----------
           Net increase                                         901,427    $11,132,253      438,286    $ 4,802,908
                                                              =========    ===========     ========    ===========

                                                                                    CLASS II
                                                                 ----------------------------------------------
                                                                                               FOR THE PERIOD
                                                                     YEAR ENDED              MAY 1, 1995 THROUGH
                                                                   MARCH 31, 1997              MARCH 31, 1996
                                                               ----------------------       ---------------------
                                                               SHARES        AMOUNT         SHARES       AMOUNT
                                                              --------     -----------     --------    ----------
           Shares sold                                          291,798    $ 3,539,571      199,693    $ 2,184,545
           Shares issued on reinvestment of distributions         5,525         66,562        1,785         18,660
           Shares redeemed                                      (23,460)      (288,459)      (6,858)       (77,735)
                                                               --------    -----------     --------    -----------
           Net increase                                         273,863    $ 3,317,674      194,620    $ 2,125,470
                                                               ========    ===========     ========    ===========

3. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also directors or officers of Templeton Global Advisors Ltd. (TGAL), Franklin Templeton Services, Inc. (FTSI), Franklin Templeton Distributors, Inc. (FTD), and Franklin Templeton Investor Services, Inc. (FTIS), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

The Fund pays monthly an investment management fee to TGAL equal, on an annual basis, to 0.75% of the Fund's average daily net assets. The Fund pays FTSI monthly its allocated share of an administrative fee of 0.15% per annum of the first $200 million of the Trust's aggregate average daily net assets, 0.135% of the next $500 million, 0.10% of the next $500 million, and 0.075% per annum of average net assets in excess of $1.2 billion. TGAL and FTSI have voluntarily agreed to reduce their respective fees to the extent necessary to limit total expenses to an annual rate of 1.25% and 1.90% of average net assets of Class I and II shares, respectively through August 1, 1997. The amount of the reimbursement for the year ended March 31, 1997 is set forth in the Statement of Operations. For the year ended March 31, 1997, FTD received net commissions of $39,159 from the sale of the Fund's shares and FTIS received fees of $38,100.

Under the distribution plans for Class I and Class II shares, the Fund reimburses FTD quarterly for FTD's costs and expenses in connection with any activity that is primarily intended to result in a sale of Fund shares, subject to a maximum of 0.35% and 1.00% per annum of the average daily net assets of Class I and Class II shares, respectively. Under the Class I distribution plan,

TEMPLETON GROWTH AND INCOME FUND
Notes to Financial Statements (cont.)

--------------------------------------------------------------------------------

costs and expenses exceeding the maximum may be reimbursed in subsequent periods. At March 31, 1997, these unreimbursed expenses were $920,441. Class II shares redeemed within 18 months are subject to a contingent deferred sales charge. Contingent deferred sales charges of $1,489 were paid to FTD for the year ended March 31, 1997.

An officer of the Fund is a partner of Dechert Price & Rhoads, legal counsel for the Fund, which firm received legal fees for the year ended March 31, 1997.

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the year ended March 31, 1997 aggregated $11,290,169 and $3,142,104, respectively. The cost of securities for income tax purposes is the same as that shown in the Investment Portfolio. Realized gains and losses are reported on an identified cost basis.

At March 31, 1997, the aggregate gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income tax purposes, was as follows:

           Unrealized appreciation                                                                $4,091,974
           Unrealized depreciation                                                                  (703,064)
                                                                                                  ----------
           Net unrealized appreciation                                                            $3,388,910
                                                                                                  ==========

5. TAX LOSS CARRYOVERS

As required by the tax rules, the Fund has deferred currency losses occurring subsequent to October 31, 1996 of $45,000 to the year ending March 31, 1998.

TEMPLETON GROWTH AND INCOME FUND
Independent Auditor's Report

--------------------------------------------------------------------------------
The Board of Trustees and Shareholders
Templeton Growth and Income Fund

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Templeton Growth and Income Fund, as of March 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Templeton Growth and Income Fund as of March 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

                                        /s/ McGladrey & Pullen, LLP

New York, New York
April 25, 1997

[WORLD GRAPH LOGO]
Templeton Growth and
Income Fund

Auditors
McGladrey & Pullen, LLP
555 Fifth Avenue
New York, New York 10017-2416

Principal Underwriter:

Franklin Templeton
Distributors, Inc.
700 Central Avenue
St. Petersburg,
Florida 33701-3628

Shareholder Services
1-800-632-2301

Fund Information
1-800-342-5236

This report must be preceded or accompanied by the current prospectus of the Templeton Growth and Income Fund, which contains more complete information including risk factors, charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors, as well as investment decisions by the Investment Manager, which will not always be profitable or wise. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

[RECYCLE LOGO]

TL414 A97 5/97

TEMPLETON
GROWTH
AND
INCOME
FUND


Annual Report
March 31, 1997

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